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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) March 23, 2000


                             AMERISTEEL CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    FLORIDA
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                 (State or other Jurisdiction of Incorporation)


       1-5210                                                   59-0792436
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(Commission File No.)                                        (I.R.S. Employer
                                                            Identification No.)


  5100 W. Lemon Street, Tampa, Florida                             33609
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(Address of principal executive offices)                        (Zip Code)


                                 (813) 286-8383
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              Registrant's telephone number, including area code:


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         (Former Name or Former Address, if Changed Since Last Report)



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AMERISTEEL CORPORATION                                           APRIL 25, 2000
CURRENT REPORT ON FORM 8-K                                               PAGE 2
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ITEM 8.  CHANGE IN FISCAL YEAR.

         The purpose of this Current Report on Form 8-K is to disclose that the Board of Directors of AmeriSteel Corporation, a corporation organized under the laws of the state of Florida (the "Company"), determined on March 23, 2000 to change the Company's fiscal year end from March 31 to December 31, effective December 31, 2000. The report covering the transitional period from April 1, 2000 through December 31, 2000 will be the Annual Report on Form 10-K for the year ending December 31, 2000. The Board made its determination in order to conform the fiscal year of the Company to the current fiscal year of Gerdau S.A., the majority parent of the Company.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         AMERISTEEL CORPORATION



                                         By: /s/ James S. Rogers
                                            ---------------------------------
                                                 James S. Rogers, Vice President


                                         Dated: April 25, 2000